EXHIBIT 23(a)






                        GARTMORE VARIABLE INSURANCE TRUST

       (FORMERLY NATIONWIDE SEPARATE ACCOUNT TRUST UNTIL JANUARY 25, 2002)

                           (ESTABLISHED JUNE 30, 1981)


            ________________________________________________________



                          AMENDED DECLARATION OF TRUST



                         (AMENDED AS OF MARCH 13, 2003)

                                TABLE OF CONTENTS

                                    ARTICLE I
                              NAME AND DEFINTION. . . . . . . . . . . . . . .  1
                              ------------------
SECTION  1.1.  NAME . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
-------------------
SECTION  1.2.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .  2
--------------------------

                                   ARTICLE II
                                    TRUSTEE . . . . . . . . . . . . . . . . .  3
                                    -------
SECTION  2.1.  NUMBER  OF  TRUSTEES . . . . . . . . . . . . . . . . . . . . .  3
-----------------------------------
SECTION  2.2.ELECTION  AND  TERM  . . . . . . . . . . . . . . . . . . . . . .  3
--------------------------------
SECTION  2.3.  RESIGNATION  AND  REMOVAL  . . . . . . . . . . . . . . . . . .  3
----------------------------------------
SECTION  2.4.  VACANCIES. . . . . . . . . . . . . . . . . . . . . . . . . . .  4
------------------------
SECTION  2.5.  DELEGATION  OF  POWER  TO  OTHER  TRUSTEES . . . . . . . . . .  4
---------------------------------------------------------

                                  ARTICLE III
                               POWERS OF TRUSTEES. . . . . . . . . . . . . . . 4
                              --------------------
SECTION  3.1.  GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
----------------------
SECTION  3.2.  INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 5
--------------------------
SECTION  3.3.  LEGAL  TITLE. . . . . . . . . . . . . . . . . . . . . . . . . . 5
---------------------------
SECTION  3.4.  ISSUANCE  AND  REPURCHASE  OF  SECURITIES . . . . . . . . . . . 5
--------------------------------------------------------
SECTION  3.5.  BORROWING  MONEY;  LENDING  TRUST  ASSETS . . . . . . . . . . . 5
--------------------------------------------------------
SECTION  3.6.  DELEGATION;  COMMITTEES . . . . . . . . . . . . . . . . . . . . 6
--------------------------------------
SECTION  3.7.  COLLECTION  AND  PAYMENT. . . . . . . . . . . . . . . . . . . . 6
---------------------------------------
SECTION  3.8.  EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
-----------------------
SECTION  3.9.  MANNER  OF  ACTION;  BYLAWS . . . . . . . . . . . . . . . . . . 6
------------------------------------------
SECTION  3.10.  MISCELLANEOUS  POWERS. . . . . . . . . . . . . . . . . . . . . 6
-------------------------------------
SECTION  3.11.  PRINCIPAL  TRANSACTIONS. . . . . . . . . . . . . . . . . . . . 6
---------------------------------------
SECTION  3.12.  TRUSTEES  AND  OFFICERS  AS  SHAREHOLDERS. . . . . . . . . . . 7
---------------------------------------------------------

                                   ARTICLE IV
               INVESTMENT  ADVISER,  DISTRIBUTOR  AND  TRANSFER  AGENT . . . . 7
               -------------------------------------------------------
SECTION  4.1.  INVESTMENT  ADVISER . . . . . . . . . . . . . . . . . . . . . . 7
----------------------------------
SECTION  4.2.  DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . 7
--------------------------
SECTION  4.3.  TRANSFER  AGENT . . . . . . . . . . . . . . . . . . . . . . . . 8
------------------------------
SECTION  4.4.  PARTIES  TO  CONTRACT . . . . . . . . . . . . . . . . . . . . . 8
------------------------------------

                                   ARTICLE V
LIMITATIONS  OF  LIABILITY  OF  SHAREHOLDERS,  TRUSTEES  AND  OTHERS . . . . . 8
--------------------------------------------------------------------
SECTION  5.1.  NO  PERSONAL  LIABILITY  OF  SHAREHOLDERS,  TRUSTEES, ETC . . . 8
------------------------------------------------------------------------
SECTION  5.2.  NON-LIABILITY  OF  TRUSTEES,  ETC . . . . . . . . . . . . . . . 8
------------------------------------------------
SECTION  5.3.  MANDATORY  INDEMNIFICATION. . . . . . . . . . . . . . . . . . . 8
-----------------------------------------
SECTION  5.4.  NO  BOND  REQUIRED  OF  TRUSTEES. . . . . . . . . . . . . . . . 9
-----------------------------------------------
SECTION 5.5.  NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC . . .10
------------------------------------------------------------------------
SECTION  5.6.  RELIANCE  ON  EXPERTS,  ETC . . . . . . . . . . . . . . . . . .10
------------------------------------------

                                   ARTICLE VI
                        SHARES OF BENEFICIAL INTEREST . . . . . . . . . . . .10
                        -----------------------------
SECTION  6.1.  BENEFICIAL  INTEREST . . . . . . . . . . . . . . . . . . . . .10
-----------------------------------
SECTION  6.2   ESTABLISHMENT  AND  DESIGNATION  OF  SERIES. . . . . . . . . .10
----------------------------------------------------------
SECTION  6.3.  RIGHTS  OF  SHAREHOLDERS . . . . . . . . . . . . . . . . . . .12
---------------------------------------
SECTION  6.4.  TRUST  ONLY  . . . . . . . . . . . . . . . . . . . . . . . . .13
--------------------------
SECTION  6.5.  ISSUANCE  OF  SHARES . . . . . . . . . . . . . . . . . . . . .13
-----------------------------------
SECTION  6.6.  REGISTER  OF  SHARES . . . . . . . . . . . . . . . . . . . . .13
-----------------------------------
SECTION  6.7.  TRANSFER  OF  SHARES . . . . . . . . . . . . . . . . . . . . .13
-----------------------------------
SECTION  6.8.  NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . .14
----------------------
SECTION  6.9.  VOTING POWERS. . . . . . . . . . . . . . . . . . . . . . . . .14
----------------------------
SECTION 6.10.  SERIES OR CLASS DESIGNATION. . . . . . . . . . . . . . . . . .14

------------------------------------------

                                  ARTICLE VII
                                  REDEMPTIONS . . . . . . . . . . . . . . . .19
                                  -----------
SECTION  7.1.  REDEMPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . .19
--------------------------
SECTION  7.2.  SUSPENSION  OF  RIGHT  OF  REDEMPTION. . . . . . . . . . . . .20
----------------------------------------------------
SECTION  7.3.  REDEMPTION  OF  SHARES;  DISCLOSURE  OF  HOLDING. . . . . . .20
---------------------------------------------------------------
SECTION  7.4.  REDEMPTIONS  OF  ACCOUNTS  OF  LESS  THAN  $500 . . . . . . .20
--------------------------------------------------------------
SECTION  7.5.  REDEMPTIONS PURSUANT TO CONSTANT NET ASSET VALUE FORMULA. . .21
-----------------------------------------------------------------------

                                  ARTICLE VIII
                       DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS. . . . . . . . . . . 21
                          ----------------------------
SECTION  8.1.  NET  ASSET  VALUE  . . . . . . . . . . . . . . . . . . . . . 21
--------------------------------
SECTION  8.2.  DISTRIBUTIONS  TO  SHAREHOLDERS  . . . . . . . . . . . . . . 21
----------------------------------------------
SECTION  8.3.  DETERMINATION  OF  NET  INCOME . . . . . . . . . . . . . . . 22
---------------------------------------------
SECTION  8.4.  POWER  TO  MODIFY  FOREGOING  PROCEDURES . . . . . . . . . . 22
-------------------------------------------------------

                                   ARTICLE IX
                        DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS; ETC . . . . . . . . . . . . 22
                            -----------------------
SECTION  9.1.  DURATION . . . . . . . . . . . . . . . . . . . . . . . . . . 22
-----------------------
SECTION  9.2.  TERMINATION  OF  TRUST . . . . . . . . . . . . . . . . . . . 22
-------------------------------------
SECTION  9.3.  AMENDMENT  PROCEDURE . . . . . . . . . . . . . . . . . . . . 23
-----------------------------------
SECTION  9.4.  MERGER,  CONSOLIDATION  AND  SALE  OF  ASSETS. . . . . . . . 23
------------------------------------------------------------
SECTION  9.5.  INCORPORATION  . . . . . . . . . . . . . . . . . . . . . . . 23
----------------------------

                                    ARTICLE X
                           REPORTS TO SHAREHOLDERS. . . . . . . . . . . . . 24
                           ------------------------

                                   ARTICLE XI
                                  MISCELLANEOUS . . . . . . . . . . . . . . 24
                                  -------------
SECTION  11.1.  FILING  . . . . . . . . . . . . . . . . . . . . . . . . . . 24
----------------------
SECTION  11.2.  GOVERNING  LAW. . . . . . . . . . . . . . . . . . . . . . . 24
------------------------------
SECTION  11.3.  COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . 24
----------------------------
SECTION  11.4.  RELIANCE  BY  THIRD PARTIES . . . . . . . . . . . . . . . . 24
-------------------------------------------
SECTION 11.5.  PROVISIONS IN CONFLICT  WITH  LAW  OR  REGULATIONS . . . . . 25
-----------------------------------------------------------------
SECTION  11.6.  CLASS  SHARES . . . . . . . . . . . . . . . . . . . . . . . 25
-----------------------------

                          AMENDED DECLARATION OF TRUST
                                       OF
                        GARTMORE VARIABLE INSURANCE TRUST
                         (Amended as of March 13, 2003)

     WHEREAS, a certain Declaration of Trust was formed June 30, 1981, with the name MFS Separate Account Money Market Trust, which was subsequently amended to NATIONWIDE SEPARATE ACCOUNT MONEY MARKET TRUST, and then NATIONWIDE SEPARATE ACCOUNT TRUST and then GARTMORE VARIABLE INSURANCE TRUST (effective January 25,
2002);  and

     WHEREAS, the Trustees have amended the Trust by adding two additional series to the Trust and changing the name of an existing series of the Trust, and desire that the various amendments be consolidated into this AMENDED DECLARATION OF TRUST.

     NOW THEREFORE, the Trustees hereby declare this Amended Declaration of Trust to be the effective Trust Declaration for the benefit of holders, from time to time, of the shares of beneficial interest issued hereunder and subject to the provisions hereof.

                                    ARTICLE I
                              NAME AND DEFINITIONS
                              --------------------

     Section  1.1.  Name.  The name of the trust created hereby is the "Gartmore
     -------------------
Variable Insurance Trust" (formerly "Nationwide Separate Account Trust"). The names of the forty series of shares offered by the Trust for the investment and reinvestment of funds are "Gartmore GVIT Money Market Fund" (formerly "Money Market Fund," name change effective January 25, 2002); "Gartmore GVIT Government Bond Fund" (formerly "Government Bond Fund," name change effective January 25, 2002); "Gartmore GVIT Growth Fund" (formerly "Capital Appreciation Fund," name change effective January 25, 2002), "Gartmore GVIT Total Return Fund" (to be renamed "Gartmore GVIT Nationwide Fund," effective on or about
April 28, 2003 when the registration statement effecting the name change is effective) (formerly "Total Return Fund," name change effective January 25,
2002), "GVIT Small Company Fund" (formerly "Nationwide Small Company Fund," name change effective January 25, 2002), "Strong GVIT Mid Cap Growth Fund" (to be renamed "Gartmore GVIT Mid Cap Growth Fund," effective on or about April 28, 2003 when the registration statement effecting the name change is effective ) (formerly "Nationwide Strategic Growth Fund," name change effective October 1, 2000 and "Strong NSAT Mid Cap Growth Fund," name change effective January 25,
2002), "Nationwide GVIT Strategic Value Fund" (formerly "Nationwide Strategic Value Fund," name change effective January 25, 2002), "Comstock GVIT Value Fund" (formerly "Nationwide Equity Income Fund," name change effective October 1, 2000 and "Federated NSAT Equity Income Fund," name change effective January 25, 2002 and "Federated GVIT Equity Income Fund," name change effective May 1,
2002), "Federated GVIT High Income Bond Fund" (formerly "Nationwide High Income Bond Fund", name change effective October 1, 2000 and "Federated NSAT High Income Bond Fund," name change effective January 25, 2002), "J.P. Morgan GVIT Balanced Fund" (formerly "Nationwide Balanced Fund," name change effective October 1, 2000 and "J.P. Morgan NSAT Balanced Fund," name change effective January 25, 2002), "MAS GVIT Multi Sector Bond Fund" (to be renamed "Van Kampen GVIT Multi Sector Bond Fund effective April 28, 2003) (formerly "Nationwide Multi Sector Bond Fund," name change effective October 1, 2000 and "MAS NSAT
Multi Sector Bond Fund," name change effective January 25, 2002), "GVIT Small Cap Value Fund (formerly "Nationwide Small Cap Value Fund," name change effective January 25, 2002),

"Gartmore GVIT Worldwide Leaders Fund" (formerly "Nationwide Global Equity Fund," name change effective May 1, 2000 and "Nationwide Global 50 Fund, name change effective January 25, 2002), "Dreyfus GVIT Mid Cap Index Fund" (formerly, "Nationwide Select Advisers Mid Cap Fund" and "Nationwide Mid Cap Index Fund," name change effective October 1, 2000 and "Dreyfus NSAT Mid Cap Index Fund, name change effective January 25, 2002), "GVIT Small Cap Growth Fund" (formerly "Nationwide Select Advisers Small Cap Growth Fund," name change effective May 1, 2000 and "Nationwide Small Cap Growth Fund, name change effective January 25,
2002), "Turner GVIT Growth Focus Fund" (formerly "Nationwide Growth Focus Fund II," name change effective October 1, 2000 and "Turner NSAT Growth Focus Fund," name change effective January 25, 2002), "Gartmore GVIT Global Technology and Communications Fund," (formerly "Nationwide Global Technology and Communications Fund II," name change effective October 1, 2000 and "Gartmore NSAT Global Technology and Communications Fund," name change effective January 25, 2002), "Gartmore GVIT Global Health Sciences Fund" (name change from "Nationwide Global Life Sciences Fund II", effective May 1, 2001 and "Gartmore NSAT Global Health Sciences Fund," name change effective January 25, 2002), "Gartmore GVIT Emerging Markets Fund" (formerly "Gartmore NSAT Emerging Markets Fund," name change effective January 25, 2002), "Gartmore GVIT European Leaders Fund Fund," (formerly "Gartmore NSAT European Growth Fund", name change effective June 29,
2001) "Gartmore GVIT Global Leaders Fund" (formerly "Gartmore NSAT Global Leaders Fund," name change effective January 25, 2002), "Gartmore GVIT Global Small Companies Fund" (formerly "Gartmore NSAT Global Small Companies Fund," name change effective January 25, 2002), "Gartmore GVIT International Growth Fund" (formerly "Gartmore NSAT International Growth Fund," name change effective January 25, 2002), "Gartmore GVIT OTC Fund" (formerly "Gartmore NSAT OTC Fund," name change effective January 25, 2002), Gartmore GVIT Asia Pacific Leaders Fund," "Gartmore GVIT U.S. Growth Leaders Fund" (formerly "Gartmore GVIT U.S. Leaders Fund," name change effective January 25, 2002), "Gartmore GVIT Global Financial Services Fund," "Gartmore GVIT Global Utilities Fund," "Gartmore GVIT Investor Destinations Aggressive Fund" (temporarily renamed NSAT Investor Destinations Aggressive Fund until January 25, 2002), "Gartmore GVIT Investor
Destinations Moderately Aggressive Fund" (temporarily renamed NSAT Investor Destinations Moderately Aggressive Fund until January 25, 2002), "Gartmore GVIT Investor Destinations Moderate Fund" (temporarily renamed NSAT Investor Destinations Moderate Fund until January 25, 2002), "Gartmore GVIT Investor Destinations Moderately Conservative Fund" (temporarily renamed NSAT Investor
Destinations Moderately Conservative Fund until January 25, 2002), "Gartmore GVIT Investor Destinations Conservative Fund" (temporarily renamed NSAT Investor Destinations Conservative Fund until January 25, 2002), "Gartmore GVIT Money Market Fund II" (formerly "Money Market Fund II," name change effective January 25, 2002), "Gartmore GVIT Nationwide Leaders Fund" (formerly "Gartmore GVIT U.S. Leaders Fund," name change effective May 1, 2002), "Gartmore GVIT Micro Cap Equity Fund," "Dreyfus GVIT International Value Fund," "GVIT Equity 500 Index Fund," "Gartmore GVIT Developing Markets Fund" and "Gartmore GVIT Nationwide Principal Protected Fund."

     Section  1.2.  Definitions.  Wherever  they  are used herein, the following
     --------------------------
terms  have  the
following  respective  meanings:
     (a) "Bylaws" means the Bylaws referred to in Section 3.9 hereof, as from time to time amended.
     (b)     The  terms  "Commission",  "Interested  Person",  and  "Majority
                          ----------     ------------------          --------
Shareholder  Vote"  (the 67% or 50% requirement of the third sentence of Section
-----------------
2(a)(42)  of  the  1940  Act,  whichever
may be applicable) have the meanings given them in the 1940 Act, except to the extent that the Trustees have otherwise defined "Majority Shareholder Vote" in conjunction with the establishment  of  any  series  of  shares.
     (c)     "Declaration"  or  "Amended  Declaration"  means  this  Amended
              -----------        --------------------
Declaration  of

Trust  as  amended from time to time. Reference in this Amended
Declaration  of  Trust to "Declaration" "hereof", "herein" and "hereunder" shall
                           -----------   ------    ------       ---------
be  deemed  to  refer  to  this  Amended  Declaration rather than the article or section  in  which  such  words  appear.
     (d)     "Distributor"  means  the  party,  other than the Trust, to the
              -----------
contract described  in  Section  4.2  hereof.
     (e)     "Investment  Adviser" means the party, other than the Trust, to the
              -------------------
contract  described  in  Section  4.1  hereof.
     (f)     The  "1940  Act"  means  the Investment Company Act of 1940 and the
                   ---------
rules  and  regulations  thereunder,  as  amended  from  time  to  time.
     (g)     "Person"  means  and  includes  individuals,  corporations,
              ------
partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.
     (h)     "Shareholder"  means  a  record  owner  of  outstanding  Shares.
              -----------
     (i)     "Shares"  means  the  units  of  interest into which the beneficial
              ------
interest in the Trust shall be divided from time to time, including the shares of any and all series which may be established by the Trustees, and includes fractions of Shares as well as whole Shares.
     (j)     "Transfer  Agent" means the party, other than the Trust, to the
              ---------------
contract described  in  Section  4.3  hereof.
     (k)     The  "Trust"  means  the  Gartmore  Variable  Insurance  Trust.
                   -----
     (l)     The  "Trust  Property"  means  any  and  all property, real or
                   ---------------
personal,tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.
     (m)     The  "Trustees"  means  the  persons  who  have signed this Amended
                   --------
Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.
     (n)     "Class"  refers  to  one  or  more  classes or sub-series of Shares
              -----
established and designated under or in accordance with the provisions of Section 11.6.

                                   ARTICLE II
                                    TRUSTEES
                                    --------

     Section  2.1.  Number  of  Trustees.  The  number of Trustees shall be such
     -----------------------------------
number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen
(15).

     Section  2.2.  Election  and Term.  Except for the Trustees named herein or
     ---------------------------------
appointed to fill vacancies pursuant to Section 2.4 hereof, the Trustees shall be elected by the Shareholders at an annual meeting or at a special meeting of Shareholders. There is no requirement that the Trustees have an annual meeting of the Shareholders. In the event the Trustees determine to have an annual or special meeting of the Shareholders, it shall be held at such time and place and in such manner as the Bylaws shall provide notwithstanding anything in this section to the contrary. Except in the event of resignations or removals pursuant to Section 2.3 hereof, each Trustee shall hold office until the next meeting of Shareholders and until his successor is elected and qualified to serve at Trustee.

Section  2.3.  Resignation  and  Removal.  Any  Trustee  may  resign  his  trust
----------------------------------------
(without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by
Section  2.1  hereof)
with cause, by the Action of two-thirds of the remaining Trustees. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     Section  2.4.  Vacancies.  The  term of office of a Trustee shall terminate
     ------------------------
and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul this Amended Declaration or to revoke any existing agency created pursuant to the terms of the Amended Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Amended Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.4, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Amended Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

     Section  2.5.  Delegation  of Power to Other Trustees.  Any Trustee may, by
     ------------------------------------------------------
power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Amended Declaration except as herein otherwise expressly provided.

                                   ARTICLE III
                               POWERS OF TRUSTEES
                               ------------------

     Section  3.1.  General. The Trustees  shall  have  exclusive  and  absolute
     -----------------------
control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Amended Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interest of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Amended Declaration, the presumption shall be in favor of a grant of power to the Trustees.
     The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any Court.

     Section  3.2.  Investments. The  Trustees  shall  have  the  power  to:
     ---------------------------
     (a) conduct, operate and carry on the business of an investment company;
     (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, and other securities of any kind, including, without limitation, those issued, guaranteed or sponsored by any and all Persons including, without limitation, states, territories and possessions of the United States, the District of Columbia and any of the political subdivisions, agencies or instrumentalities thereof, and by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, and of corporations or organizations organized under foreign laws, or in "when issued" contracts for any such securities, or retain Trust assets in cash and from time to time change the investments of the assets of the Trust; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments.
     The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

     Section  3.3.  Legal Title.  Legal title to all the Trust Property shall be
     --------------------------
vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     Section  3.4.  Issuance  and  Repurchase of Securities.  The Trustees shall
     ------------------------------------------------------
have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII, and IX and Section
6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

     Section  3.5.  Borrowing  Money;  Lending Trust Assets.  The Trustees shall
     ------------------------------------------------------
have power to borrow money or otherwise obtain credit to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust assets.

     Section  3.6.  Delegation;  Committees.  The  Trustees  shall have power to
     --------------------------------------
delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient.

      Section  3.7.  Collection  and  Payment.  The Trustees shall have power to
      ---------------------------------------
collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     Section 3.8.  Expenses.  The Trustees shall have the power to incur and pay
     ----------------------
any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

     Section  3.9.  Manner  of  Action;  Bylaws.  Except  as  otherwise provided
     ------------------------------------------
herein or in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of all the Trustees. The Trustees may adopt Bylaws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such Bylaws to the extent such power is not reserved to the Shareholders.

     Section 3.10.  Miscellaneous Powers.  The Trustees shall have the power to:
     -----------------------------------
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, Share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

     Section 3.11.  Principal Transactions.  Except in transactions permitted by
     -------------------------------------
the 1940 Act or any rule or regulation thereunder, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested

Person of such Person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

     Section  3.12.  Trustees and Officers as Shareholders.Except as hereinafter
     ------------------------------------------------------
provided, no officer, Trustee or Member of the Advisory Board of the Trust, and no member, officer, director or trustee of the Investment Adviser or of the distributor, and no Investment Adviser or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust.
     (1) The foregoing provision shall not prevent the Distributor from purchasing from the Trust Shares if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer.
     (2) The foregoing provision shall not prevent the Distributor from purchasing Shares as agent for the account of the Trust.
     (3) The foregoing provision shall not prevent the purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of the Advisory Board of the Trust or by any member, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus.
     (4) The foregoing provision shall not prevent the Investment Adviser, the Distributor, or any of their officers, directors or trustees from purchasing Shares prior to the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended.

                                   ARTICLE IV
               INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT
               --------------------------------------------------

     Section  4.1.  Investment Adviser.  Subject to a Majority Shareholder Vote,
     ---------------------------------
the Trustees may, in their discretion, from time to time enter into an investment advisory or management contract whereby the other party to such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may, in their discretion, determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

     Section  4.2.  Distributor.  The  Trustees  may,  in their discretion, from
     --------------------------
time to time enter into a contract, providing for the sale of Shares to net the Trust not less than the net asset value per Share (as described in Article VIII hereof), whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the Bylaws; and such contract may also provide for the repurchase or sale of Shares of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers to further the purpose of the distribution or repurchase of the Shares.

     Section  4.3.  Transfer Agent.  The Trustees may, in their discretion, from
     -----------------------------
time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the Amended Declaration or the Bylaws. Such services may be provided by one or more Persons.

     Section 4.4.  Parties to Contract.  Any contract of the character described
     ---------------------------------
in Sections 4.1, 4.2 or 4.3 of this Article IV or any Custodian contract, as described in the Bylaws, may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract, when entered into, was not inconsistent with the provisions of this Article IV or the Bylaws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2 and 4.3 above or Custodian contracts, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.4.

                                    ARTICLE V
          LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS
          -------------------------------------------------------------

     Section  5.1.  No  Personal  Liability  of Shareholders, Trustees, etc.  No
     ----------------------------------------------------------------------
Shareholder shall be subject to any personal liability whatsoever to any Persons in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a
Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     Section  5.2.  Non-liability  of  Trustees,  etc.  No  Trustee,  officer,
     ------------------------------------------------
employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

     Section 5.3.  Mandatory Indemnification.  (a) Subject to the exceptions and
     ---------------------------------------
limitations  contained  in  paragraph  (b)  below:

     (i) Every person who is, or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.
     (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)     No  indemnification shall be provided hereunder to a trustee or officer;
     (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;
     (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraphs (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:
               (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or
               (B)     by  written  opinion  of  independent  legal  counsel.
(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.
(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either:
     (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or
     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.
     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

     Section  5.4.  No Bond Required of Trustees.  No Trustee shall be obligated
     -------------------------------------------
to  give  any
bond  or  other  security  for  the  performance of any of his duties hereunder.

     Section  5.5.  No  Duty of Investigation; Notice in Trust Instruments, etc.
     --------------------------------------------------------------------------
No purchaser, lender, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as
officers,  employees  or  agents  of  the  Trust.   Every  written  obligation,
contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed  or  made  by  them  not  individually,  but  as  Trustees  under  the
Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

     Section 5.6. Reliance on Experts, etc. Each Trustee and officer or employee
     -------------------------------------
of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE VI
                          SHARES OF BENEFICIAL INTEREST
                          -----------------------------

     Section  6.1.   Beneficial  Interest.  The  interest  of  the  Shareholders
     ------------------------------------
hereunder shall be divided into transferable shares of beneficial interest, without par value. The number of shares of beneficial interest authorized hereunder, and the number of Shares of each series or Class thereof that may be issued hereunder, is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

     Section  6.2.  Establishment  and  Designation of Series.  Without limiting
     --------------------------------------------------------
the authority of the Trustees to establish and designate any further series or Class, to classify or reclassify all or any part of the issued Shares of any series to make them part of an existing or newly created Class or to amend rights and preferences of any new or existing series or Class, including the following series, all without Shareholder approval, there are hereby established and designated, subject to the provisions and rights of this Amended Declaration of Trust, the following series of Shares:

          Gartmore  GVIT  Total  Return  Fund  (to  be  renamed  Gartmore  GVIT
               Nationwide Fund effective on or about April 28, 2003 when the registration statement effecting the name change is effective) (formerly Total Return Fund)
          Gartmore  GVIT  Growth  Fund  (formerly  Capital  Appreciation  Fund)
          Gartmore  GVIT  Government  Bond  Fund (formerly Government Bond Fund)
          Gartmore GVIT Money Market Fund (formerly Money Market Fund) GVIT Small Company Fund (formerly Nationwide Small Company Fund) Strong GVIT Mid Cap Growth Fund (to be renamed Gartmore GVIT Mid Cap
               Growth Fund effective on or about April 28, 2003 when the registration statement effecting the name change is effective) (formerly Nationwide Strategic Growth Fund and Strong NSAT Mid Cap Growth Fund)
          Nationwide  GVIT  Strategic  Value Fund (formerly Nationwide Strategic
               Value  Fund)
          Comstock  GVIT  Value Fund (formerly Nationwide Equity Income Fund and
               Federated NSAT Equity Income Fund and Federated GVIT Equity Income Fund)
          Federated  High Income Bond Fund (formerly Nationwide High Income Bond
               Fund  and  Federated  NSAT  High  Income  Bond  Fund)
          J.P. Morgan  GVIT Balanced Fund (formerly Nationwide Balanced Fund and
               J.P.  Morgan  NSAT  Balanced  Fund)
          MAS GVIT Multi Sector Bond Fund (formerly Nationwide Multi Sector Bond Fund and MAS NSAT Multi Sector Bond Fund) (to be renamed Van Kampen GVIT Multi Sector Bond Fund effective April 28, 2003)
          GVIT Small  Cap  Value Fund (formerly Nationwide Small Cap Value Fund)
          GVIT Small  Cap Growth Fund (formerly Nationwide Select Advisers Small
               Cap  Growth  Fund  and  Nationwide  Small  Cap  Growth  Fund)
          Gartmore  GVIT  Worldwide  Leaders  Fund  (formerly  Nationwide Global
               Equity  Fund  and  Nationwide  Global  50  Fund)
          Dreyfus  GVIT  Mid Cap Index Fund (formerly Nationwide Select Advisers
               Mid Cap Fund, Nationwide Mid Cap Index Fund and Dreyfus NSAT Mid Cap Index Fund)
          Turner  GVIT  Growth Focus Fund (formerly Nationwide Growth Focus Fund
               II  and  Turner  NSAT  Growth  Focus  Fund)
          Gartmore  GVIT  Global  Technology  and  Communications Fund (formerly
               Nationwide Global Technology and Communications Fund II and Gartmore NSAT Global Technology and Communications Fund)
          Gartmore  GVIT Global Health Sciences Fund (formerly Nationwide Global
               Health Sciences Fund II, and Gartmore NSAT Global Health Sciences
               Fund)
          Gartmore  GVIT  Emerging Markets Fund (formerly Gartmore NSAT Emerging
               Markets  Fund)
          Gartmore  GVIT  International  Growth  Fund  (formerly  Gartmore  NSAT
               International  Growth  Fund)
          Gartmore  GVIT  Global  Leaders  Fund  (formerly  Gartmore NSAT Global
               Leaders  Fund)
          Gartmore  GVIT  European Leaders Fund (formerly Gartmore NSAT European
               Growth  Fund)
          Gartmore  GVIT  Global  Small  Companies  Fund (formerly Gartmore NSAT
               Global  Small  Companies  Fund)

          Gartmore  GVIT  OTC  Fund  (formerly  Gartmore  NSAT  OTC  Fund)
          Gartmore  GVIT  Asia  Pacific  Leaders  Fund
          Gartmore  GVIT  U.S.  Growth Leaders Fund (formerly Gartmore GVIT U.S.
               Leaders  Fund)
          Gartmore  GVIT  Global  Financial  Services  Fund
          Gartmore  GVIT  Global  Utilities  Fund
          Gartmore  GVIT  Investor  Destinations  Aggressive  Fund  (temporarily renamed NSAT Investor Destinations Aggressive Fund until January 25, 2002)
          Gartmore  GVIT  Investor  Destinations  Moderately  Aggressive  Fund
               (temporarily renamed NSAT Investor Destinations Moderately Aggressive Fund until January 25, 2002)
          Gartmore GVIT Investor Destinations Moderate Fund (temporarily renamed
               NSAT Investor Destinations Moderate Fund until January 25, 2002) Gartmore GVIT Investor Destinations Moderately Conservative Fund
               (temporarily renamed NSAT Investor Destinations Moderately Conservative Fund until January 25, 2002)
          Gartmore  GVIT  Investor  Destinations  Conservative Fund (temporarily renamed NSAT Investor Destinations Conservative Fund until January 25, 2002)
          Gartmore  GVIT  Money  Market  Fund II (formerly Money Market Fund II)
          Gartmore  GVIT  Nationwide  Leaders  Fund (formerly Gartmore GVIT U.S.
               Leaders  Fund)
          Gartmore  GVIT  Micro  Cap  Equity  Fund
          Dreyfus  GVIT  International  Value  Fund
          GVIT Equity  500  Index  Fund
          Gartmore  GVIT  Developing  Markets  Fund
          Gartmore  GVIT  Nationwide  Principal  Protected  Fund

          (collectively, the Funds). Prior to March 1, 2001, each of the Funds previously issued one class of shares that was not previously designated (the "existing class"). On March 1, 2001, the Board of Trustees for the Trust authorized the creation of an additional class of shares, which would be designated as Class II shares and designated the existing class of shares as the Class I shares; however, each of the GVIT Investor Destinations Funds, the Gartmore GVIT Money Market Fund II and the Gartmore GVIT Princiapl Protected Fund issues shares without class designation. Each of the other Funds issues shares with the class designations indicated in Section 6.10.

     Section  6.3.  Rights of Shareholders.  The ownership of the Trust Property
     -------------------------------------
of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Amended Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

     Section  6.4.  Trust  Only.  It  is the intention of the Trustees to create
     --------------------------
only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     Section  6.5.  Issuance  of Shares.  The Trustees, in their discretion, may
     ----------------------------------
from time to time without vote of the shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the determination of net asset value per Share as set forth in Section 8.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Reductions in the number of outstanding Money Market Fund Shares may be made if necessary to maintain the constant net asset value per Share of the Money Market Fund.

Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

     Section  6.6.  Register  of  Shares.  A  register  shall  be  kept  at  the
     -----------------------------------
principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

     Section  6.7.  Transfer  of  Shares.  Shares  shall  be transferable on the
     -----------------------------------
records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery, the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.
     Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such  death,  bankruptcy  or  incompetence, or other operation of law.

     Section  6.8.  Notices.   Any  and all notices to which any Shareholder may
     ----------------------
be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

     Section  6.9.  Voting  Powers.  The  Shareholders  shall have power to vote
     -----------------------------
only (i) for the election of Trustees as provided in Section 2.2 hereof or as required by Section 16(a) of the 1940 Act; (ii) with respect to any investment advisory or management contract as provided in Section
4.1;  (iii) with respect to termination of the Trust as provided in Section 9.2;
(iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3; (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 9.5.; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (viii) with respect to such additional matters relating to the Trust as may be required by the Amended Declaration, the Bylaws, the 1940 Act or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Trust shall not be voted and that the Trustees may, in conjunction with the establishment of any series of Shares, establish conditions under which the several series shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the Bylaws to be taken by Shareholders. The Bylaws may include further provisions for Shareholders' votes and meetings and related matters.

     6.10.  Series or Class Designation.  The Trustees, in their discretion, may
     ----------------------------------
authorize the issuance of multiple series or Classes, and the different series or Classes shall be established and designated, and the variations in the relative rights and references as between the different series or Classes shall be fixed and determined by the Trustees, provided that all Shares shall be identical except that there may be variations so fixed and determined between different series or Classes as to investment objective, purchase price, rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, conditions under which the several series or Classes shall have separate voting rights or no voting rights, and such other matters, as the Trustees deem appropriate. All references to Shares in the Amended Declaration of Trust shall be deemed to be shares of any or all series or Class as the context may require.

     If the Trustees shall authorize the issuance of Shares of the Trust with multiple series or Classes, the following provisions shall be applicable:

     (a) The number of authorized shares and the number of shares of each series or Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any series or Class into one or more other series, or one or more other Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series or Class reacquired by the Trust at their discretion from time to time.

     (b) With respect to the existing series or Classes of the Trust, the power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Amended Declaration of Trust.

     (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees or their delegate shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees or their delegate shall be conclusive and binding upon the shareholders of all series for all purposes. No holder of Shares of any series shall have any claim on or right to any assets allocated or belonging to any other series.

     (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust allocated to that series and all expenses, costs, charges and reserves attributable to that series which are not readily identifiable as belonging to any particular Class, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees or their delegate to and among any one or more of the series, established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable and no series or Class shall be liable to any person except for its allocated share. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees or their delegate shall be conclusive and binding upon the Shareholders of all series and Classes for all purposes. The Trustees or their delegate shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular series of the Trust shall, under no circumstances, be charged with liabilities, expenses, costs, charges and reserves attributable to any other series thereof of the Trust. All Persons extending credit to, contracting with, or having any claim against a particular series of the Trust shall look only to the assets of that particular series for payment of such credit, contract or claim.

     (e) With respect to any series, dividends and distributions on Shares of a particular series or Class thereof may be paid or credited in such manner and with such frequency as the Trustees may determine as long as consistent with Section 8.2, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series or Class or after retaining such amounts as the Trustees may deem desirable to use in the conduct of the Trust's current or future business requirements. All dividends and distributions on Shares of a particular series or Class shall be distributed pro rata to the holders of that series or Class in proportion to the number of Shares of that series or Class held by such holders at the date and time of record established for the payment of such dividends or distributions. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 8.1.

     The dividends and distributions of investment income and capital gains with respect to Shares of a Class of a series shall be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between the Classes to such extent and for such purposes as the Trustees may deem appropriate.

     (f) Each Share of a series of the Trust shall represent a beneficial interest in the net assets of such series. Each holder of Shares of a series or Class thereof shall be entitled to receive his pro rata Share of distributions of income and capital gains made with respect to such series or Class net of liabilities, expenses, costs, charges and reserves belonging and allocated to such series or Class. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a series, such Shareholder shall be paid solely out of the funds and property of such series or Class of the Trust. Upon liquidation or termination of a series or Class thereof of the Trust, a Shareholder of such series or Class thereof shall be entitled to receive a pro rata Share of the net assets of such series based on the net asset value of his Shares. A Shareholder of a particular series of the Trust shall not be entitled to commence or participate in a derivative or class action on behalf of any other series or the Shareholders of any other series or Class of the Trust.

     (g) All Shares of all series shall have "equal voting rights" as provided in Section 18(i) of the 1940 Act, except as otherwise permitted or required by the 1940 Act. The holder of each of the Shares shall be entitled to one vote for each Share held. The Trustees shall have full power and authority to call meetings of the Shareholders of a particular Class or Classes of Shares or of one or more particular series of Shares, or otherwise call for the action of such Shareholders on any particular matter. On each matter submitted to a vote of the Shareholders, all Shares of all series shall vote as a single Class ("Single Class Voting"), provided, however, that (a) as to any matter with respect to which a separate vote of any series is required by the 1940 Act, such requirements as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; and
     (b) as to any matter which does not affect the interest of a particular series, only the holders of Shares of the one or more affected series shall be entitled to vote.

     (h) Except as otherwise provided in this Article VI, the Trustees shall have full power and authority to determine the designations, preferences, privileges, sales charges, purchase prices, assets, liabilities, expenses, costs, charges and reserves belonging or allocated thereto, limitations and rights, including without limitation voting, dividend, distribution and liquidation rights, of each series and Class of Shares.

     (i) The establishment and designation of any series or Class of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series or Class previously established and designated, the

     Trustees may, by an instrument executed by a majority of their number, abolish that series or Class and the establishment and designation thereof.

     (j) Without limiting the authority of the Trustees set forth above to establish and designate any further series or Class or to classify or reclassify all or any part of the issued Shares of any series to make them part of an existing or newly created Class or to amend rights and preferences of new or existing series or Class, including the following as set forth in the table below, all without Shareholder approval, there are hereby established and designated, subject to the provisions and rights of this Amended Declaration of Trust:


                   Series Name                                   Classes
                   -----------                                   -------

                 Gartmore GVIT Total Return Fund (to be     I, II, III, IV
                 renamed Gartmore GVIT Nationwide
                 Fund effective on or about April 28,
                 2003 when the registration statement
                 effecting the name change is effective)

                 Gartmore GVIT Growth Fund                      I, IV

                 Gartmore GVIT Government Bond Fund         I, II, III, IV

                 Gartmore GVIT Money Market Fund               I, IV, V

                 GVIT Small Company Fund                    I, II, III, IV

                 Strong GVIT Mid Cap Growth Fund (to        I, II, III, IV
                 be renamed Gartmore GVIT Mid Cap
                 Growth Fund effective on or about April
                 28, 2003 when the registration statement effecting the name change is effective)

                 Nationwide GVIT Strategic Value Fund             I

                 Comstock GVIT Value Fund                     I, II, IV

                 Federated GVIT High Income Bond                I, III
                 Fund

                 J.P. Morgan GVIT Balanced Fund                 I, IV

                 MAS GVIT Multi Sector Bond Fund (to            I, III
                 be renamed Van Kampen GVIT Multi
                 Sector Bond Fund effective April 28,
                 2003)

                 GVIT Small Cap Value Fund                  I, II, III, IV

                 GVIT Small Cap Growth Fund                   I, II, III

                   Series Name                                   Classes
                   -----------                                   -------

                 Gartmore GVIT Worldwide Leaders              I, II, III
                 Fund

                 Dreyfus GVIT Mid Cap Index Fund              I, II, III

                 Turner GVIT Growth Focus Fund                I, II, III

                 Gartmore GVIT Global Technology and          I, II, III
                 Communications Fund

                 Gartmore GVIT Global Health Sciences         I, II, III
                 Fund

                 Gartmore GVIT Emerging Markets Fund          I, II, III

                 Gartmore GVIT International Growth           I, II, III
                 Fund

                 Gartmore GVIT Global Leaders Fund                 I

                 Gartmore GVIT European Leaders Fund          I, II, III

                 Gartmore GVIT Global Small                        I
                 Companies Fund

                 Gartmore GVIT OTC Fund                            I

                 Gartmore GVIT Asia Pacific Leaders           I, II, III
                 Fund

                 Gartmore GVIT U.S. Growth Leaders            I, II, III
                 Fund

                 Gartmore GVIT Global Financial               I, II, III
                 Services Fund

                 Gartmore GVIT Global Utilities Fund          I, II, III

                 Gartmore GVIT Investor Destinations
                 Aggressive Fund

                 Gartmore GVIT Investor Destinations
                 Moderately Aggressive Fund

                 Gartmore GVIT Investor Destinations
                 Moderate Fund

                 Gartmore GVIT Investor Destinations
                 Moderately Conservative Fund

                   Series Name                                   Classes
                   -----------                                   -------

                 Gartmore GVIT Investor Destinations
                 Conservative Fund

                 Gartmore GVIT Money Market Fund II

                 Gartmore GVIT Nationwide Leaders             I, II, III
                 Fund

                 Gartmore GVIT Micro Cap Equity Fund          I, II, III

                 Dreyfus GVIT International Value Fund      I, II, III, IV

                 GVIT Equity 500 Index Fund                    I, II, IV

                 Gartmore GVIT Developing Markets               I, II

                 Fund

                 Gartmore GVIT Nationwide Principal
                 Protected Fund

The Trust offers to the option of purchasing shares of its series as described in the table below:


     Class                        Class  Description
     -----                        ------------------

     Class  I        with an administrative services fee

     Class  II       with a Rule 12b-1 fee and an administrative services fee

     Class  III      with an administrative services fee and redemption fee

     Class  IV       with an administrative services fee

     Class  V        with an administrative services fee




The  following  series  are  issued  without  class  designation:

     Gartmore  GVIT  Investor  Destinations  Aggressive  Fund
     Gartmore  GVIT  Investor  Destinations  Moderately  Aggressive  Fund
     Gartmore  GVIT  Investor  Destinations  Moderate  Fund
     Gartmore  GVIT  Investor  Destinations  Moderately  Conservative  Fund
     Gartmore  GVIT  Investor  Destinations  Conservative  Fund
     Gartmore  GVIT  Money  Market  Fund  II
     Gartmore  GVIT  Nationwide  Principal  Protected  Fund



                                   ARTICLE VII
                                   REDEMPTIONS
                                   -----------

     Section  7.1.  Redemptions.  In case any Shareholder at any time desires to
     --------------------------
dispose  of his

Shares, he may deposit his certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shareholder has no certificates, a written request or other such form of request as the Trustees may from time to time authorize, at the office of the Transfer Agent or at the office of any bank or trust company, either in or outside of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent has designated in writing for that purpose, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust at the net asset value thereof per Share, determined as provided in Section 8.1 hereof, next after such deposit. Payment for said Shares shall be made to the Shareholder within seven (7) days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to Section 7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the Shares to be redeemed is delayed, in either of which event payment may be delayed beyond seven (7) days.

     Section  7.2.  Suspension  of  Right of Redemption. The Trust may declare a
     --------------------------------------------------
suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings; (ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or
(iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

     Section 7.3.  Redemption of Shares; Disclosure of Holding.  If the Trustees
     ---------------------------------------------------------
shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1.
     The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

     Section  7.4.  Redemptions  of  Accounts  of  Less than $500.  The Trustees
     ------------------------------------------------------------
shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 if at such time the aggregate net asset value of the Shares in such Shareholder's account is less than $500. A Shareholder will be notified that the value of his account is less than $500 and allowed thirty (30) days to make an additional investment before redemption is processed.

     Section 7.5. Redemptions Pursuant to Constant Net Asset Value Formula.  The
     ---------------------------------------------------------------------
Trust may also reduce the number of outstanding Shares of the Money Market Fund if necessary to maintain its constant net asset value per share.

                                  ARTICLE VIII
                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS
                          ----------------------------

     Section  8.1.  Net Asset Value.  For all purposes under this Declaration of
     ------------------------------
Trust, the net asset value shall be determined by the Trustees as soon as possible after the close of the New York Stock Exchange on each business day upon which such Exchange is open, with the exception of the day after Thanksgiving and either the day before or the day after December 25, whichever business day, if any, the Trust declares as a business holiday, such net asset value to remain in effect until the next determination of such net asset value becomes effective; provided, however, that the Trustees may, in their discretion, make a more frequent determination of the net asset value.
     Such  net  asset  value  shall  be  determined  in  the  following  manner:
     (a) All Securities listed on any recognized Exchange shall be appraised at the quoted closing sale prices and in the event that there was no sale of any particular security on such day the quoted closing bid price thereof shall be used, or if any such security was not quoted on such day or if the determination of the net asset value is being made as of a time other than the close of the New York Stock Exchange, then the same shall be appraised in such manner as shall be deemed by the Trustees to reflect its fair value.
     All other securities and assets of the Trust, including cash, prepaid and accrued items, and dividends receivable, shall be appraised in such manner as shall be deemed by the Trustees to reflect their fair value.
     (b) From the total value of the Trust Property as so determined shall be deducted the liabilities of the Trust, including reserves for taxes, and such expenses and liabilities of the Trust as may be determined by the Trustees to be accrued liabilities.
     (c) The resulting amount shall represent the net asset value of the Trust Property. The net asset value of a share of any class shall be the result of the division of the net asset value of the underlying assets of that class by the number of shares of that class outstanding. The net asset value of the Trust Property and shares as so determined shall be final and conclusive.

     Section  8.2.  Distributions to Shareholders.  The Trustees shall from time
     --------------------------------------------
to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such mariner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet the obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

     Inasmuch as the computation of net income and gains for Federal income tax purposes may ary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

     Section  8.3.  Determination  of  Net  Income.  The  term "net income" with
     ---------------------------------------------
respect to a class of shares is hereby defined as the gross earnings of the class, excluding gains on sales of securities and stock dividends received, less the expenses of the Trust allocated to the class by the Trustees in such manner as they determine to be fair and equitable or otherwise chargeable to the class. The expenses shall include (1) taxes attributable to the income of the Trust exclusive of gains on sales, and (2) other charges properly deductible for the maintenance and administration of the Trust; but there shall not be deducted from gross or net income any losses on securities, realized or unrealized. The Trustees shall otherwise have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Beneficiaries.

     Section  8.4. Power to Modify Foregoing Procedures.  Notwithstanding any of
     --------------------------------------------------
the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish additional series of Shares in accordance with Section 6.9.

                                   ARTICLE IX
                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS; ETC.
                            ------------------------

     Section  9.1.  Duration.  The  Trust  shall  continue without limitation of
     -----------------------
time  but  subject  to  the  provisions  of  this  Article  IX.

     Section  9.2.  Termination  of  Trust.
     --------------------------------------
     (a) The Trust must be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series of Shares, or (iii) by the Trustees by written notice to the Shareholders. Upon the termination of the Trust,
            (i) The Trust shall carry on no business except for the purpose of winding up its affairs.
            (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Amended Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof.
          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.
     (b) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

     Section  9.3.  Amendment  Procedure.
     ------------------------------------
     (a) This Amended Declaration may be amended by a Majority Shareholder Vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares outstanding and entitled to vote. The Trustees may also amend this Amended Declaration without the vote or consent of Shareholders to designate series in accordance with Section 6.9 hereof, to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Amended Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.
     (b) No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other votes as may be established by the Trustees with respect to any series of Shares. Nothing contained in this Amended Declaration shall permit the amendment of this Amended Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.
     (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Amended Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     Section  9.4.  Merger,  Consolidation  and  Sale  of Assets.  The Trust may
     -----------------------------------------------------------
merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

     Section  9.5.  Incorporation.  With  the  approval  of  the  holders  of  a
     ----------------------------
majority of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the

Trust Property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                    ARTICLE X
                             REPORTS TO SHAREHOLDERS
                             -----------------------

     The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

     Section  11.1.  Filing.  This  Amended Declaration and any amendment hereto
     ----------------------
shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained herein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

     Section  11.2.  Governing Law.  This Amended Declaration is executed by the
     -----------------------------
Trustees and delivered with reference to the laws of the Commonwealth of Massachusetts, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State.

     Section 11.3.  Counterparts. This Amended Declaration may be simultaneously
     ---------------------------
executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     Section  11.4.  Reliance  by Third Parties.  Any certificate executed by an
     ------------------------------------------
individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Amended Declaration, (e) the form of any Bylaws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

     Section  11.5.  Provisions  in  Conflict  with  Law  or  Regulations.
     --------------------------------------------------------------------
     (a) The provisions of the Amended Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of the Amended Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the Amended Declaration or render invalid or improper any action taken or omitted prior to such determination.
     (b) If any provision of the Amended Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Amended Declaration in any jurisdiction.

     Section  11.6. Class  Shares.
     ----------------------------
     (a) Notwithstanding any other term or provision in this Amended Declaration to the contrary, and subject to the provisions of the 1940 Act, the Internal Revenue Code and to any other applicable law or regulation, the Trustees are empowered from time to time, in their absolute discretion and without the approval of Shareholders, to create, identify by descriptive name or symbol and define the characteristics of, allocate expenses to, calculate net asset value for, declare and pay dividends regarding, issue and redeem, establish any special voting rights regarding, otherwise create and administer the terms and provisions of, and in their discretion amend the Amended Declaration to reflect, one or more classes of Shares of one or more existing or newly created series of Shares. The authority granted to the Trustees herein shall include the authority to designate or redesignate all or part of the Shares of a then existing series or class of Shares as part of an existing or newly created class of Shares of such series.

IN WITNESS WHEREOF, the undersigned Trustees have hereunto set their hand this 13th day of March 2003.



/s/  Charles  E.  Allen
------------------------------------            --------------------------------
Charles  E.  Allen,  Trustee                    Paula  Cholmondeley,  Trustee



/s/  C.  Brent  DeVore                         /s/  Robert  M.  Duncan
------------------------------------           --------------------------------
C.  Brent  DeVore,  Trustee                    Robert  M.  Duncan,  Trustee



/s/  Barbara  Hennigar                         /s/  Paul  J.  Hondros
------------------------------------           --------------------------------
Barbara  Hennigar,  Trustee                    Paul  J.  Hondros,  Trustee



/s/  Thomas  J.  Kerr,  IV                     /s/  Douglas  F.  Kridler
------------------------------------           --------------------------------
Thomas  J.  Kerr,  IV,  Trustee                Douglas  F.  Kridler, Trustee



/s/  Mark  L.  Lipson                         /s/  Arden  L.  Shisler
------------------------------------          --------------------------------
Mark  L.  Lipson,  Trustee                    Arden  L.  Shisler,  Trustee


/s/  David C. Wetmore
------------------------------------
David  C.  Wetmore,  Trustee